Morgan Stanley Global Strategist Fund
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Freeport-McMoran Copper & Gold Inc. 2.150%
due 3/1/2017
Purchase/Trade Date:	  2/8/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund:  0.011
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander, US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from:  Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES

* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 3.550%
due 3/1/2022
Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.747
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $160,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.08
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander, US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES

* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Priceline.com 1.000% due 3/15/2018
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.500
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $186,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.10
Brokers: Goldman, Sachs & Co., BofA Merrill Lynch, J.P. Morgan, Morgan Stanley, Wells Fargo Securities
Purchased from: Goldman, Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES

* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Inversiones CMPC SA 4.500% due 4/25/2022
Purchase/Trade Date: 4/18/12
Offering Price of Shares: $98.906
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $231,000
Percentage of Offering Purchased by Fund: 0.046
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, Mitsubishi UFJ Securities Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES

* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Omnicom GRP Inc. 3.625% due 5/1/2022
Purchase/Trade Date: 4/18/12
Offering Price of Shares: $99.567
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $170,000
Percentage of Offering Purchased by Fund:  0.023
Percentage of Fund's Total Assets: 0.09
Brokers: BofA Merrill Lynch, HSBC, Citigroup, JP Morgan, Wells Fargo Securities, BNP Paribas, Mitsubishi UFJ Securities, Deutsche Bank Securities, Moelis & Company, Banca IMI, Barclays, Mizuho Securities, SMBC Nikko, US Bancorp, ANZ Securities, Danske Markets, ING, The Williams Capital Group, L.P.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES

* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Diageo Capital plc 1.500% due 5/11/2017
Purchase/Trade Date: 5/8/2012
Offering Price of Shares: $99.560
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.10
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES

* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Diageo Capital plc 2.875% due 5/11/2022
Purchase/Trade Date: 5/8/2012
Offering Price of Shares: $99.638
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.10
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES

* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased: United Technologies Corporation 3.100% due 6/1/2022 Purchase/Trade Date: 5/24/12
Offering Price of Shares: $99.923
Total Amount of Offering: $2,300,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, BNP Paribas, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., RBS
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES

* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased: United Technologies Corporation 4.500% due 6/1/2042 Purchase/Trade Date: 5/24/12
Offering Price of Shares: $98.767
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, BNP Paribas, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., RBS
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES